UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2011

Toll Brothers, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	001-09186	23-2416878
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Gibraltar Road, Horsham, PA	19044
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 938-8000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendment to Articles of Incorporation or Bylaws
As described under Item 5.07 of this Current Report on Form 8-K, at the Annual Meeting of Stockholders (“Annual Meeting”) of Toll Brothers, Inc. (the “Company”) held on March 16, 2011, the stockholders of the Company approved a proposed amendment (the “Amendment”) to Article Five, Part III of the Company’s Second Restated Certificate of Incorporation, as amended, to provide for the annual election of all directors. The Amendment is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on Schedule 14A in connection with the Annual Meeting. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment to the Company’s Second Restated Certificate of Incorporation, as Amended (“Certificate of Amendment”), which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference. The Company filed the Certificate of Amendment with the Secretary of State of the State of Delaware on March 17, 2011.
Item 5.07 Submission of Matters to a Vote of Security Holders.
The Company held its Annual Meeting of Stockholders on March 16, 2011 during which the Company’s stockholders took the following actions:
Elected three directors to serve for a three-year term expiring in 2014:

	FOR	Withheld	Broker Non-Votes
Robert I. Toll	118,768,339	9,406,682	17,340,364
Bruce E. Toll	125,255,239	2,919,782	17,340,364
Christine N. Garvey	127,272,198	902,823	17,340,364
Ratified the re-appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2011 fiscal year:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
143,290,991	1,527,124	90,642	606,628
Approved the proposed amendment to the Company’s Second Restated Certificate of Incorporation, as amended, to provide for the annual election of all directors:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
143,724,244	223,088	961,425	606,628
Approved, in an advisory and non-binding vote, the compensation of the Company’s named executive officers:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
125,909,507	1,269,451	984,746	17,351,681
Recommended, in an advisory and non-binding vote, an annual advisory and non-binding vote on the compensation of the Company’s named executive officers:

				BROKER
ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN	NON-VOTES
85,260,085	1,112,854	40,939,778	1,419,168	16,783,500
There were 166,735,842 shares of common stock eligible to vote at the meeting.

Item 9.01. Financial Statements and Exhibits
(d). Exhibits.

Exhibit
No.	Description
3.1*	Certificate of Amendment to the Second Restated Certificate of Incorporation, as Amended, of Toll Brothers, Inc.
* Filed electronically herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOLL BROTHERS, INC.

Dated: March 18, 2011	By:	Joseph R. Sicree

Joseph R. Sicree
Senior Vice President,
Chief Accounting Officer